Exhibit 10.4

FIRST ADDENDUM TO LICENSING AGREEMENT

This First Addendum to Licensing Agreement (this “Agreement”) dated December 14, 2010, to be effective as of March 1, 2008 (the “Effective Date”), by and between Net Profits Ten Inc., a Nevada corporation (“Net Profits”) and RN Consulting Services, having an address at Hanahala #23 Karkuor Israel 37000, and operating and doing business under the name YearBook Alive Software (“YearBook Alive”), each referred to herein as a “Party” and collectively the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties previously entered into a Licensing Agreement (the “Licensing Agreement”) on or around October 11, 2010, a copy of which is attached hereto as Exhibit A;

WHEREAS, capitalized terms used herein shall have the meaning ascribed to such terms in the Licensing Agreement, unless otherwise stated herein or the context requires otherwise; and

WHEREAS, the Parties desire to enter into this Agreement to modify and add certain provisions, terms and conditions to the Licensing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other consideration, which consideration the Parties hereby acknowledge and confirm the sufficiency thereof, the Parties hereto agree as follows:

1.           Amendment to Licensing Agreement.

A new Section 5.5(c) of the Licensing Agreement is hereby added to and included in the Licensing Agreement as follows:

“(c)           YearBook Alive agrees to provide technical software support to Net Profits and to customers of Net Profits from time to time, if requested by Net Profits, at no cost to Net Profits, during the Term of this Agreement.”

2.           Reconfirmation of Licensing Agreement. The Parties hereby reaffirm all terms, conditions, covenants, representations and warranties made in the Licensing Agreement, to the extent the same are not amended hereby.

3.           Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Licensing Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Licensing Agreement as modified or waived hereby.

4.           Licensing Agreement to Continue in Full Force and Effect.  Except as specifically modified herein, the Licensing Agreement and the terms and conditions thereof shall remain in full force and effect.

5.           Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement to be effective as of the Effective Date.

“YEARBOOK ALIVE”
RN CONSULTING SERVICES

Signature: /s/ Ruthy Navon
Name: Ruthy Navon

Its:

Date: December 15, 2010

“NET PROFITS”
NET PROFITS TEN INC.

Signature: /s/ Gilad David
Name: Gilad David
Its: President

Date: December 15, 2010